UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
February 4, 2026

Everest Group, Ltd.

(Exact name of registrant as specified in its charter)

Bermuda	1-15731	98-0365432

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Seon Place – 4th Floor 141 Front Street PO Box HM 845 Hamilton, Bermuda		HM 19

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code 441-295-0006

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Class	Trading Symbol(s)	Name of Exchange where registered
Common Shares, $0.01 par value	EG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 12(a) of the Exchange Act. ☐

ITEM 2.02    DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION
On February 4, 2026, the registrant issued a news release announcing its fourth quarter 2025 results. A copy of that news release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.
The news release furnished herewith contains information regarding the registrant’s after-tax net operating income (loss), after-tax net operating income (loss) per diluted share, attritional combined ratio, gross written premiums presented on a comparable basis, net operating income return on equity ("ROE"), underwriting income, and book value per common share outstanding excluding net unrealized appreciation (depreciation) on fixed maturity, available for sale securities ("URA(D)"). The Company presents these non-GAAP financial measures to facilitate a deeper understanding of the profitability drivers of our business, results of operations, financial condition and liquidity. The Company believes that such measures are important to investors and other interested persons, and that these measures are a useful supplement to GAAP information concerning the Company’s performance. These measures may not, however, be comparable to similarly titled measures used by companies within or outside of the insurance industry. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, or superior to, the Company’s financial measures prepared in accordance with generally accepted accounting principles
("GAAP"). A reconciliation of non-GAAP measures to GAAP measures, if available, can be found in the "Comments on Non-GAAP Financial Measures" section of the news release.
In accordance with general instruction B.2 of Form 8-K, the information in this report, including exhibits, is furnished pursuant to Item 2.02 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.
ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

	Exhibit No.	Description

	99.1	News Release of the registrant, dated February 4, 2026

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVEREST GROUP, LTD.

	By:	/S/ ROBERT J. FREILING
Robert J. Freiling Senior Vice President and Chief Accounting Officer

Dated: February 4, 2026

EXHIBIT INDEX

Exhibit Number	Description of Document	Page No.

99.1	News Release of registrant, dated February 4, 2026	4

104	Cover Page Interactive Data File (embedded within the Inline XBRL document